UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 21, 2005

BNL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

IOWA                                0-16880                         42-1239454
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(State or other jurisdiction     (Commission                      (IRS Employer
    of incorporation)            File Number)                Identification No.)

2100 West William Cannon, Ste. L, Austin, Texas                      78745
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (512)  383-0220
                                                   ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant Under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
     230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
      CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

As of March 21, 2005, BNL Financial Corporation (the "Company" or "Registrant") entered into a conditional Stock Purchase Agreement ("Stock Purchase Agreement") with Universal Guaranty Life Insurance Company ("UGL"), P.O. Box 5147, Springfield, IL 62705. Wayne E. Ahart ("Ahart"), Chairman of the Company's Board of Directors and the Company's Chief Executive Officer, is also a party to the Stock Purchase Agreement.

UGL owns 2,216,776 shares (the "Shares") of the Company's issued and outstanding common stock, no par value, which represents approximately 11.6% of the Company total issued and outstanding common stock as of December 31, 2004. Pursuant to the Stock Purchase Agreement, the Company agreed to purchase all of the Shares for the purchase price of Two Million Three Hundred Thousand and no/100 Dollars ($2,300,000.00) (the "Purchase Price").

The Company's obligation to purchase the Shares is conditional upon:

         (a) The Stock Purchase Agreement and the purchase transaction for the Shares set forth therein must be approved by the Company's Board of Directors. At the Company's regular meeting of its Board of Directors did approve and authorize the Stock Purchase Agreement and the purchase of the Shares as set forth therein.

         (b) The approval of the Arkansas Insurance Commissioner ("Commissioner") for an extraordinary dividend from Brokers National Life Assurance Company ("BNLAC"), a wholly-owned subsidiary of the Company, in an amount sufficient to fund the Company's Purchase Price for the Shares. The Company is in the process of requesting such approval from the Commissioner. The Company does not know whether or not the Commissioner approval will be forthcoming or when any event or condition relating to such possible approval may occur or be made by the Commissioner.

         (c) BNLAC's Board of Directors must authorize dividends from BNLAC to the Company sufficient to fund the Company's Purchase Price for the Shares. At a regular meeting of the Board of Directors of BNLAC on March 15, 2005, the BNLAC Board of Directors declared an extraordinary dividend of $2,300,000.00 payble to the Company subject to approval by the Commissioner.

Mr. Ahart is a party to an agreement dated August 16, 1986, with Commonwealth Industries, Inc. ("CIC") (the "Pre-existing Agreement") whereby if Mr. Ahart or CIC agreed to sell their shares of the Company to a bona fide third party purchaser. Then the shares of both Mr. Ahart and CIC should be sold together to such purchaser. UGL is the successor in interest to CIC. Upon the closing of the Company's purchase of the Shares, the Pre-existing Agreement will be terminated and the Company will not purchase any of Mr. Ahart's shares.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information and response submitted in Item 1.01, Entry Into a Material Definitive Agreement, is incorporated herein as the Company's response to this
Item 2.03.

Item 5.01 Changes in Control of Registrant.

The Company believes this Item 5.01, Changes in Control of Registrant, is not applicable to the Company's purchase of the Shares as described in Item 1.01, Entry Into a Material Definitive Agreement. However, to avoid any interpretative questions, the Company's information and response to Item 1.01, Entry Into a Material Definitive Agreement is incorporated by reference in this Item 5.01.

Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

                  Stock Purchase Agreement, as of March 21, 2005, between UGL, the Company and Ahart.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BNL FINANCIAL CORPORATION
                                  (Registrant)
         3/23/2005
Date _______________

                               /s/ Barry N. Shamas
                               -------------------
                          Barry N. Shamas (Signature)*
                            Executive Vice President

*Print name and title of the signing officer under his signature.

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Stock Purchase Agreement") is made and entered into as of the 21st day of March, 2005, by and between BNL FINANCIAL CORPORATION, Austin, Texas ("BNL"); WAYNE E. AHART, Austin, Texas ("Ahart"); and UNIVERSAL GUARANTY LIFE INSURANCE COMPANY, Springfield, Illinois ("UGL").

         WHEREAS, UGL is the shareholder of record and beneficial owner of 2,216,776 shares (the "Shares") of BNL's issued and outstanding common stock, $.02 stated value, which represents more than five percent (5%) of BNL's issued and outstanding common stock;

         WHEREAS, there exists a certain pre-existing agreement ("Pre-existing Agreement") made the 19th day of August, 1986, by and between Commonwealth Industries, Inc. ("CIC"), American Investors Corporation, a Texas corporation ("AIC") and Ahart;

         WHEREAS, UGL is the successor in interest to CIC under the Pre-existing Agreement and CIC no longer has corporate existence;

         WHEREAS, UGL desires to sell the Shares to BNL and, as part of this Stock Purchase Agreement, the parties hereto desire to fully and completely terminate and discharge the Pre-existing Agreement;

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is agreed and acknowledged, the parties agree as follows:

         1. SALE AND PURCHASE. UGL hereby agrees to sell all of the Shares to BNL and BNL agrees to purchase all of the Shares from UGL on the terms and conditions herein.

         2. PURCHASE PRICE. BNL shall pay the total purchase price ("Purchase Price") of Two Million Three Hundred Thousand and no/100 Dollars ($2,300,000) for all of the Shares.

         3. TERMINATION OF PRE-EXISTING AGREEMENT. Assuming the Closing of the purchase and sale of the Shares as contemplated by this Stock Purchase Agreement, the Parties agree that the Pre-existing Agreement shall be fully and completely terminated and discharged at Closing.

         4. PAYMENT OF PURCHASE PRICE. BNL shall pay the Purchase Price in cash by wire transfer or check representing immediately available funds at Closing.

         5. CLOSING.

                  (a). Time and Place. The closing ("Closing") of the purchase of the Shares shall take place in the offices of BNL, 2100 W. William Cannon, Suite L, Austin, Texas 78745, within five (5) business days after all conditions herein are satisfied, or on a later date and at such other location as mutually agreeable to the Parties.

                  (b). Deliveries at the Closing by UGL. UGL shall deliver the following to BNL and Ahart at the Closing:

                           (i) Stock certificates duly endorsed in favor of BNL
or accompanied by duly executed stock powers in favor of BNL with respect to all of the Shares;

                           (ii) The Pre-existing Agreement marked "Terminated
and Fully Discharged", dated and signed by authorized representatives of UGL; and

                           (iii) Such other documents and instruments required
by the terms of this Stock Purchase Agreement to be delivered by UGL at the Closing or otherwise reasonably necessary to consummate the transactions contemplated hereby.

                  (c). Deliveries at the Closing by BNL and Ahart. BNL and Ahart shall deliver the following to UGL at the closing:

                           (i) BNL shall deliver the Purchase Price as stated in
Section 2;

                           (ii) The Pre-existing Agreement marked "Terminated
and Fully Discharged", dated and signed by Ahart; and

                           (iii) Such other documents and instruments required
by the terms of this Stock Purchase Agreement to be delivered by BNL and Ahart at the Closing or otherwise reasonably necessary to consummate the transactions contemplated hereby.

         6. REPRESENATIONS AND WARRANTIES OF UGL. UGL hereby represents and warrants to BNL and Ahart, jointly and severally, as follows:

                  (a). Authorization. The execution, delivery and performance of this Stock Purchase Agreement have been duly authorized by all necessary action on the part of UGL.

                  (b). Binding Effect. UGL has the right, power, capacity and authority to execute, deliver and perform this Stock Purchase Agreement and to consummate the transactions contemplated hereby. This Stock Purchase Agreement has been duly executed and delivered by UGL and constitutes the legal, valid and binding obligation of UGL, enforceable against UGL in accordance with its respective terms.
                                       2

                  (c). No Consents. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with any court, administrative agency, commission or other governmental authority or instrumentality, or any other third party is necessary or otherwise required to be obtained or made in connection with the execution, delivery or performance of this Stock Purchase Agreement by UGL or with respect to the consummation by UGL or the transactions contemplated hereby.

                  (d). Ownership of Shares. UGL owns all of the Shares free and clear of all liens, claims, pledges, encumbrances, options, charges, restrictions and adverse rights or interests whatsoever except the Pre-existing Agreement which will be terminated and fully discharged at Closing. At the Closing, assuming the termination and fully discharge of the Pre-existing Agreement, UGL will convey to BNL all right, title and interest in and to all Shares free and clear of all liens, claims, pledges, encumbrances, options, charges, restrictions and adverse rights or interests whatsoever. UGL has the exclusive right to vote the Shares.

                  (e). Compliance with Laws. UGL is and at the time of closing will be in full compliance with all laws, rules and regulations relating to the transactions contemplated by this Stock Purchase Agreement including, but not limited to, corporate, insurance and federal and state securities laws, rules and regulations.

                  (f). Knowledge and Access to Information; Informed Decisions. UGL acknowledges, represents and warrants that it possesses such knowledge and information and has been provided with full and complete access to all financial and other information concerning the Shares, BNL and Brokers National Life Assurance Company ("BNLAC"), a wholly owned subsidiary of BNL, and the business of BNL and BNLAC as UGL has deemed necessary or appropriate in order to make an informed and knowledgeable decision to enter into the transactions contemplated by this Stock Purchase Agreement including, but not limited to, entering into this Stock Purchase Agreement, the purchase and sale of the Shares and the termination and discharge of the Pre-existing Agreement.

                  (g). No Reliance. Except as specifically contained in the representations, warranties and covenants of BNL and Ahart herein, UGL has not and is not relying on anything stated or given by BNL, BNLAC or Ahart in entering into this Stock Purchase Agreement or completing any and all transactions contemplated by this Stock Purchase Agreement.

                  (h). Disclosure. No representation or warranty made by UGL in this Stock Purchase Agreement or in any statement, certificate or other document delivered to BNL or Ahart by UGL in connection herewith contains or will contain any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading.
                                       3

                  (i). UGL Termination and Discharge of the Pre-existing Agreement. UGL is the successor in interest to CIC and all of CIC's rights and obligations under the Pre-existing Agreement. UGL has full and complete authority to terminate and fully discharge all of CIC's rights and obligations under the Pre-existing Agreement.

         7. REPRESENTATIONS AND WARRANTIES OF BNL AND AHART. BNL and Ahart, jointly and severally, hereby represent and warrant to UGL, subject to the conditions set forth in Section 8, herein, as follows:

                  (a). Authorization. Assuming the conditions set forth in
Section 8 herein are fulfilled, the execution, delivery and performance of this Stock Purchase Agreement will be duly authorized by all necessary action on the part of BNL and Ahart.

                  (b). Binding Effect. Assuming the conditions set forth in
Section 8 herein are fulfilled, this Stock Purchase Agreement will be duly executed and delivered by BNL and Ahart, and constitutes the legal, valid and binding obligation of BNL and Ahart, enforceable against BNL and Ahart in accordance with its respective terms.

                  (c). Shares Not Registered. BNL understands that the offer and the sale of the Shares has not been registered with the Securities and Exchange Commission or any state securities department, and is being made pursuant to exemptions from the registration provisions of the Securities Act of 1933, as amended, and the state securities laws. BNL understands that the Shares are restricted and must be held indefinitely unless the offer and sale thereof subsequently is registered under the Securities Act of 1933, as amended, and any applicable state securities laws, unless and exemption from registration is available or unless BNL, in its discretion, voids the Shares as outstanding and the Shares become part of BNL's authorized but unissued common stock.

                  (d). No Sale of Ahart's BNL Stock. The Pre-existing Agreement contains a provision in connection with a sale to a third party of shares of common stock owned by Ahart in United Iowa Corporation ("UIC"). Pursuant to a business merger in 1994, UIC common stock became common stock issued by BNL. Ahart does not have any agreement, direct or indirect, to sell his BNL common stock to a bona fide third party purchaser.


         8. CONDITIONS PRECEDENT TO OBLIGATION OF BNL. The obligations of BNL herein, including specifically BNL's obligation to purchase the Shares, are conditioned upon the occurrence of all of the following events before BNL's obligation to purchase becomes effective and binding:

                  (a). This Stock Purchase Agreement and the Shares purchase transaction set forth therein is approved by BNL's Board of Directors; and
                                       4

                  (b). The Arkansas Insurance Commissioner grants her approval for an extraordinary dividend from BNLAC to BNL in an amount sufficient to fund BNL's Purchase Price for the Shares; and

                  (c). BNLAC's Board of Directors authorizes dividends from BNLAC to BNL sufficient to fund BNL's Purchase Price for the Shares.

         9. TERMINATION OF THE AGREEMENT IF CONDITIONS PRECEDENT FAIL.

         If the conditions precedent set forth in Section 8 to BNL's obligations have failed to occur before April 20, 2005, or such later time as mutually agreeable to the Parties, this Stock Purchase Agreement shall be terminated and void ab initio.

         10. COVENANTS OF UGL. UGL covenants to BNL and Ahart as follows:

                  (a). Securities Compliance. UGL will prepare and file, and appropriately disseminate, if applicable, all forms, reports and other filings as required by laws, rules or regulations of the United States Securities and Exchange Commission, any securities regulatory authority, securities exchange or state securities authority in connection with entering into this Stock Purchase Agreement or effecting any transactions contemplated herein.

                  (b). Consent. UGL shall take all reasonable or necessary corporate or other action and use their reasonable best efforts to complete all filings and obtain all governmental consents and approvals required or otherwise necessary in connection with consummation of the transactions contemplated by this Stock Purchase Agreement.

                  (c). Disclosure. UGL will inform BNL and Ahart promptly of anything which comes to their attention that would make any representation or warranty made herein untrue or misleading or which constitutes a breach of any covenant of UGL contained herein.

         11. COVENANTS OF BNL AND AHART. BNL and Ahart, jointly and severally, covenant and agree with UGL as follows:

                  (a). Securities Compliance. BNL and Ahart will prepare and file, and appropriately disseminate, if applicable, all forms, reports and other filings as required by laws, rules or regulations of the United States Securities and Exchange Commission, any securities regulatory authority, securities exchange or state securities authority in connection with entering into this Stock Purchase Agreement or effecting any transactions contemplated herein.

                  (b). Consents. BNL and Ahart shall take all reasonable or necessary corporate or other action and use their reasonable best efforts to complete all filings and obtain all governmental consents and approvals required or otherwise necessary in connection with consummation of the transactions contemplated by this Stock Purchase Agreement.
                                       5

                  (c). Disclosure. BNL and Ahart will inform UGL promptly of anything which comes to their attention that would make any representation or warranty made herein untrue or misleading or which constitutes a breach of any covenant of BNLAC and Ahart contained herein.


         12. MUTUAL COVENANTS. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts and cooperate with the other so as to cause the Closing to occur as provided herein.

         13. EXPENSES. Except as otherwise specifically provided herein, UGL on the one hand, and BNL and Ahart, on the other, shall each pay all of their respective expenses relating to this transaction, including fees and disbursements of its respective counsel, accountants, brokers, investment bankers and financial advisors, whether or not the transactions contemplated hereunder are consummated.

         14.      MISCELLANEOUS.

                  (a). Limited Assignability. This Stock Purchase Agreement shall not be assignable or otherwise transferable by any party without the prior written consent of the non-assigning parties except that BNL may assign or reassign some or all of its rights and obligations herein to Brokers National Life Assurance Company or other subsidiary or affiliate corporation of BNL and shall be binding upon, and shall inure to the benefit of, the parties to this Stock Purchase Agreement and its respective legal representatives, heirs, devisees, legatees, beneficiaries and successors and permitted assigns.

                  (b). Further Assurances. The parties agree that from time to time hereafter, upon request, each of them will execute, acknowledge and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Agreement.

                  (c). Modification. No provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

                  (d). Headings and Captions. Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of this Agreement.

                  (e). Severability. If any portion of this Stock Purchase Agreement is held invalid, illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein.
                                       6

                  (f). Waiver. No waiver of a breach or violation of any provision of this Stock Purchase Agreement shall operate or be construed as a waiver of any subsequent breach or limit or restrict any right or remedy otherwise available.

                  (g). Entire Agreement. This document (together with the attachments hereto) constitutes the entire agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein. There are no representations, warranties covenants or agreements between the parties hereto with respect to this transaction except those expressly set forth herein.

                  (h). Governing Law. This agreement shall be subject to and governed by the laws of the State of Arkansas.

                  (i). Incorporation by Reference. All attachments and documents referred to in this Stock Purchase Agreement shall be deemed incorporated herein by any reference thereto as if fully set out.

                  (j). Third Party Beneficiaries. This Stock Purchase Agreement is not intended to create any right of enforcement by or in any third party except the assigns of BNL.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement effective as of the day and year aforesaid.



                                     UNIVERSAL GUARANTY LIFE INSURANCE COMPANY


                                           By: /s/ Randall Attkisson
                                               ---------------------
                                                     President



                                            BNL FINANCIAL CORPORATION


                                          By: /s/  Barry N. Shamas
                                              --------------------
                                      Barry N. Shamas, Executive Vice President


                                          By: /s/  Wayne E. Ahart
                                             ---------------------
                                                Wayne E. Ahart


                                       7